SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2002


                      AMERICAN MEDICAL SECURITY GROUP, INC.
             (Exact name of Registrant as specified in its charter)


        Wisconsin              1-13154                    39-1431799
(State of Incorporation)(Commission File Number)(I.R.S. Employer Identification
 No.)

3100 AMS Boulevard, Green Bay, Wisconsin                                54313
(Address of principal executive offices)                              (Zip Code)

                                 (920) 661-1111
              (Registrant's telephone number, including area code)


                                 --------------

Item 5. Other Events and Regulation FD Disclosure.

        On February 1, 2002, American Medical Security Group, Inc. ("Company") formally amended the Rights Agreement by and between the Company and Firstar Bank, N.A., (the "Rights Agreement") dated as of August 9, 2001, to confirm how certain provisions would apply to a possible, future purchase of Cobalt Corporation ("Cobalt"). Cobalt's wholly owned subsidiary, Blue Cross & Blue Shield United of Wisconsin ("BCBSUW"), is the Company's largest shareholder. In return for the amendment, BCBSUW has withdrawn its shareholder proposal to redeem shareholders' rights pursuant to the Rights Agreement and has agreed to refrain from submitting a proposal relating to the Rights Agreement for action at any meeting of the Company's shareholders prior to December 31, 2003, unless the Company alters the amended language.

        The amendment clarifies the original intent of certain provisions of the Rights Agreement to confirm that it would not be automatically triggered solely by a potential purchaser of Cobalt entering into an agreement to acquire the shares of Cobalt or BCBSUW or the consummation of such a transaction. In either case, the Rights Agreement would apply in the event a purchaser owns any common stock of the Company ("Common Stock") other than that acquired in a Cobalt transaction, or later acquired additional Common Stock without the permission of the Company's Board of Directors.

        Effective January 1, 2002, LaSalle Bank National Association ("LaSalle Bank") became the successor rights agent under the Rights Agreement pursuant to an Appointment and Assumption Agreement between the Company and LaSalle Bank.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

         See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     AMERICAN MEDICAL SECURITY
                                     GROUP, INC.




Dated:   February 5, 2002            /s/ Timothy J. Moore
         -----------------------     -------------------------------------------
                                     Timothy J. Moore
                                     Senior Vice President of Corporate Affairs,
                                     Secretary & General Counsel

                      AMERICAN MEDICAL SECURITY GROUP, INC.
                          (Commission File No. 1-13154)

                                  EXHIBIT INDEX
                                       To
                             FORM 8-K CURRENT REPORT
                        Date of Report: February 1, 2002

Exhibit No.     Description                                                             Filed Herewith

4.1             Amendment, dated as of February 1, 2002, to Rights Agreement,                   X
                dated as of August 9, 2001 between American  Medical  Security
                Group,  Inc. and Firstar Bank, N.A. ("Rights Agreement").

4.2             Appointment  and Assumption  Agreement dated December 17, 2001,                 X
                between the Company and Firstar Bank,  N.A.,  appointing
                LaSalle Bank, N.A. as Rights Agent for the Rights Agreement.

10.1            Agreement  dated  February 1, 2002,  among the Company,  Cobalt                 X
                Corporation  and Blue  Cross & Blue  Shield  United of Wisconsin
                concerning the Rights Agreement.



                                                                                                  EX-1